Myers Industries, Inc. Investor Presentation March 2014 Exhibit 99.1

Forward Looking Statements

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators and expectations. Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we “believe,” “expect,” or “anticipate” will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You should review this presentation with the understanding that actual future results may be materially different from what we expect. Many of the factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statement. We do not intend, and undertake no obligation, to update these forward-looking statements. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. Such risks include:
(1) Fluctuations in product demand and market acceptance
(2) Uncertainties associated with the general economic conditions in domestic and international markets
(3) Increased competition in our markets
(4) Changes in seasonality
(5) Difficulties in manufacturing operations, such as production outages or maintenance programs
(6) Raw material availability
(7) Fluctuations in raw material costs; fluctuations outside the “normal” range of industry cycles
(8) Changes in laws and regulations and approvals and decisions of courts, regulators, and governmental bodies
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersindustries.com and at the SEC.gov web site.

Strategic Goals
Strategic & Financial Goals to Drive Shareholder Value
• Focus on industries that have strong,
sustainable growth and profit
potential
• Position our businesses to grow
through new products, geographic
expansion and acquisitions
• Invest within our five business
growth platforms for value creation
• Maintain a strong and flexible
balance sheet, providing funds for
acquisitions and returns to
shareholders
• Optimize Lawn & Garden with Phase
1 and Phase 2 projects

•
Sales Growth > 1.5x GDP
•
Gross Margin > 29%
• EPS Growth > 20% CAGR
• Free Cash Flow > 100% of Net
Income
• ROIC > Cost of Capital
• L&G to return Cost of Capital in
2015
Financial Goals

15%
39%
21%
25%
19%
50%
17%
14%

Material Handling | Lawn & Garden | Engineered Products | Distribution

Company at a Glance

2013 Net Sales 2013 Adjusted EBIT
Material Handling
Lawn & Garden
Engineered Products
Distribution
Two core businesses; four
reporting segments:
1. Manufacturer of polymer
products
1. Material Handling
2. Engineered Products
3. Lawn and Garden
2. Wholesale distributor
4. Distribution
Restructuring in Process

Polymer Products

Material Handling

The most recognized brands for reusable containers and pallets to replace cardboard and other disposable packaging – reducing supply chain waste and costs.

Products
- Plastic Reusable Containers & Pallets
- Plastic Storage Bins & Systems
- Metal Wire Shelving Systems
- Custom Material Handling Products

Markets
- Beverage Processing
- Food Processing
- Industrial / Manufacturing
- Retail Distribution

Lawn & Garden

Leading brands for plastic pots, trays, baskets and decorative resin planters for the professional grower industry and retail garden centers.

Myers Industries
Lawn & Garden Group

Products
- Plastic Flowerpots & Tray Systems
- Hanging Baskets
- Decorative Resin Planters
- Merchandising & Branding Programs

Markets
- Greenhouse Growers
- Nursery Growers
- Grower Distributors
- Retail Garden Centers

Engineered Products

Engineered plastic components, custom products and tire repair products serving diverse niche markets.

Products
- Plastic HVAC Components
- RV Water & Fuel Tanks
- Marine Fuel Tanks
- Custom Plastic Components & Products
- Tire Repair & Retread Products

Markets
- Automotive
- Industrial
- Marine
- Recreational Vehicle
- Tire Repair

Distribution

Distribution

The largest U.S. distributor of tools, supplies and equipment for the tire, wheel and undervehicle service industry.

Products
- Tire Valves & Accessories
- Tire Changing & Balancing Equipment
- Lifts & Alignment Equipment
- Tire Repair & Retread Supplies

Markets
- Auto & Tire Dealers
- Auto Repair Facilities
- Commercial Auto & Truck Fleets
- Retreaders

Business Segments 5

Growth Platforms

Platform Segment Growth
Recent
Acquisitions
Returnable
Packaging
Material
Handling
Drive conversions to reusable products through
further penetration of food, liquid, bulk solids and
agricultural markets.
Novel
Storage &
Safety
Products
Material
Handling
Further grow platform with acquisitions. Strengthen
competitive advantage through distribution channels.
Jamco Products
Inc.
Tire Repair
& Retread
Products
Engineered
Products
Leverage product and customer expertise to grow
niche market.
Specialty
Molding
Engineered
Products
Expand our capabilities to further grow our positions
in Marine and RV.
Tire Supply
Distribution
Distribution
Grow through market reach, innovative products and
expanded global sourcing.
Myers Tyre Supply
India Limited
We will continuously upgrade Myers’ performance through:
Disciplined Portfolio Management and
Investment in Profitable Growth

Innovative Products in 2013

Polymer Products Distribution
Lawn and Garden
Material Handling
Engineered Products
Grower
Decorative
Containers
Decorative Products
for Retail
32x30 Bulk
Box (Gen II)
640-lb
CheeseBox
Novel
Beverage
Crate
AirFlexx
Bendable
Air Valve
Myers Pneumatics Line
TPMS Program Tool
Distribution
Tiltview
Product Line
Redesigned
AkroBin Lids Rotationally-Molded
Polyethylene Marine Fuel
Tanks
Waste Water Holding
Tanks for Recreational
Vehicles

Full Year 2013 Highlights
• Achieved 6.4% increase in adjusted EPS
•
$1.00 compared to $0.94 in 2012
• Generated 95% increase in free cash flow
•
$66.1 million compared to $33.8 million
•
6% of total sales in 2013 came from products, services or markets developed in the last three years.
• Realized $16 million in Operations Excellence savings
•
3% of Cost of Goods sold
• 2012 Novel & Jamco acquisitions performed as anticipated in 2013 and continue to be a good strategic fit
• Increased dividend 12.5% to $0.09 per quarter or $0.36 per year
• Invested $8.1 million to repurchase common stock

• As part of Innovation initiative more than 40 new products and services were introduced

Full Year 2013 Financial Summary

• Sales increased 4.3%
•
Novel and Jamco acquisitions
were the primary contributor to
the increase
• Adjusted gross margin
expanded  to  27.7% from 27.4%
•
Operations Excellence initiatives
drove productivity improvements
and cost savings
• Adjusted net income increased
6.1%
• Adjusted EPS increased 6.4%
Note: All figures except ratios and percents are $Millions
FY FY
Highlights 2013 2012 B/(W)
Net sales $825.2 $791.2 4.3%
Gross profit
margin -
adjusted¹
27.7% 27.4% 1.1%
SG&A $173.7 $163.4 (6.3%)
Net income -
adjusted²
$34.1 $32.1 6.1%
Effective tax
rate 34.0% 36.7%
EPS -
adjusted²
$1.00 $0.94 6.4%
¹
See Reconciliation of Non-GAAP Measures slide 16
²
See Reconciliation of Non-GAAP Measures on slide 17

Progress Towards Financial Goals

See Reconciliations of Non-GAAP
Measures on slides 16 & 17 for details regarding adjusted calculations in the above chart
Metric Goal 2013 2012
Sales Growth
(1)
> 1.5x GDP 4.3% 4.7%
Adjusted Gross Margin > 29% 27.7% 27.4%
Adjusted EPS Growth >20% CAGR 39.3% 21.8%
Free Cash Flow > 100% of Net Income 254% 113%
ROIC
(2)
> 10% 10% 10%
Innovation / NPD
(3)
>10% of Sales 6% 6%
Operations Excellence Savings 5% of COGS (gross) 3% 3%
(1) Using real GDP forecasted and actual growth rates, 1.5x GDP growth = 2.9% and 3.3% for 2013 and 2012 respectively.
(2) ROIC = Net Operating Profit After Tax/(Debt + Equity).
(3) NPD = New Product Development calculation based on products/services introduced within the last three years.
Key Accomplishment Metrics

$300
$250
$200
$150
$100
$50
$0
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
42%
44%
41%
41%
34%
39%
28%
27%
25%
28%
14%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Net Debt ($ Millions)
Net Debt-to-Capital

Strong & Flexible Balance Sheet

Note:
1) Net Debt-to-Capital ratio calculated as net debt/(net debt + equity).
Net Debt-to-Capital
Maintaining strong balance sheet for investments and
returning capital to shareholders

Solid Cash Flow Generation

Notes:
1) Free cash flow calculated as cash flow from continuing operations less capital expenditures.
$(Millions)
Free Cash Flow
Generating Free Cash Flow, Investing for the Future and
Returning Cash to Shareholders
$31
$18
$29
$55
$77
$20
$57
$25
$42
$34
$66
$0
$20
$40
$60
$80
$100
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Balanced Approach to Capital Allocation

• New product development
• Acquisitions
• Dividends
• Share repurchases
• Debt reduction
Grow Shareholder Value
Return Capital to Shareholders
Re-invest in the Business
• Organic growth capital expenditures
• Process improvements

Returning Cash to Shareholders

•
Increasing Dividends
•
Increased Q1 2014 quarterly dividend by 44% to $0.13 per share
Quarterly Dividends Paid
Notes:
1) Above adjusted for stock dividends and splits in 2000, 2001, 2002 and 2004.
2) In 2007 there was an additional special dividend (not shown above) of $0.28 or $9.9M accrued but not paid until 2008, resulting from a merger termination payment.
•
Buying Back Shares
•
Investing $40M to buy back shares in 2014
•
Invested $33M to buy back 2.8M shares from 2011 to 2013

15 Appendix

Reconciliation of Non-GAAP Measures
Note on Reconciliation of Income and Earnings Data: Gross profit excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The
Company believes that gross profit excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses gross profit excluding these items as well as other financial measures in connection with its decision-making activities. Gross profit excluding these items should not be considered in isolation or as a substitute for gross profit prepared in accordance with GAAP. The Company's method for calculating gross profit excluding these items may not be comparable to methods used by other companies.
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONDENSED CONSOLIDATED GROSS PROFIT (UNAUDITED)
(Dollars in thousands)
Twelve Months Ended
December 31
2013
2012
Gross Profit as reported
$         217,628
$         215,281
Restructuring and other adjustments in cost of sales
Material Handling Segment 178 —
Lawn & Garden Segment
10,957
—
Engineered Products Segment
56
1,121
Gross Profit as adjusted
$         228,819
$         216,402

Reconciliation of Non-GAAP Measures

Note: Numbers in the Corporate and interest expense section above may be rounded for presentation purposes.
Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.
MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions, except per share data)
Twelve Months Ended
December 31
2013 2012
Material Handling
Income before taxes as reported $         41.1 $          47.5
Restructuring expenses    0.2   0.2
Income before taxes as adjusted 41.3 47.7
Lawn and Garden
Income (loss) before taxes as reported (1.5)   2.9
Restructuring expenses and other adjustments   11.4   0.6
Loss on disposal of assets    0.6   0.0
Depreciation recapture    1.3 0.0
Income before taxes as adjusted 11.8 3.5
Distribution
Income before taxes as reported 14.4 14.8
Restructuring expenses
  0.2
0.7
Gain on building sale   0.0
(0.8)
Income before taxes as adjusted 14.6 14.7
Engineered Products
Income before taxes as reported 15.3 14.5
Restructuring expenses   0.2 1.2
Income before taxes as adjusted 15.5 15.7
Corporate and interest expense
Income (loss) before taxes as reported (29.9) (32.4)
Severance and other    0.0 1.8
Loss before taxes as adjusted
(29.9)
(30.6)
Consolidated
Income before taxes as reported 39.4 47.3
Restructuring expenses and other adjustments 13.9 3.7
Income before taxes as adjusted 53.3 51.0
Income taxes 19.2 18.9
Net Income as adjusted $         34.1 $          32.1
Adjusted earnings per diluted share $         1.00 $          0.94

Strategic Principles

Customer
Dedication
Innovation
Operations
Excellence
Organization
Development
Financial
Strength
• Structure the organization closer to the customer - decentralize
• Build and maintain processes to maximize customer input
• Lead our industries in service, quality and delivery
• Deliver next-generation products/services in high niche markets
• Utilize “Voice of the Customer” tools
• Market based strategic planning
• Maintain highest standards in safety and productivity
• Ensure process for continuous quality, service and productivity improvement
• Ensure industry-best talent
• Make Myers’ training and development a competitive advantage
• Generate strong financial results – EBITDA growth, Cash, ROIC
• Maintain a strong balance sheet
• Build industry leading decision-making tools across the business

Evolution of the Myers Industries Business Portfolio

Distribution Core Business
Manufacturing Operations Begin
Key Organic Growth & Primary Acquisitions
Secondary Acquisitions & Bolt-On Expansions
Current Business Segments/Units
Akro-Mils Lawn & Garden Products[1] (1986) Plastic Flowerpots for Consumer Markets
Dillen Products[2] (1999) Plastic Flowerpots & Trays for Growers
Listo Products[2] (1999) Decorative Resin Planters
Pro Cal[2] (2004) Plastic Nursery Containers
ITML[2] (2007) Plastic Flowerpots & Trays
Lawn & Garden
Greenhouse
Nursery
Retail
Akro-Mils[1] (1946) Plastic & Metal Storage Containers
Buckhorn[2] (1987) Plastic Reusable Containers & Pallets for Material Handling
Allibert Equipement-EU[2] Allibert-Contico - US[2] (1999) Reusable Containers
Schoeller Arca NA[2] (2007) Bulk Containers for Buckhorn
Jamco[2] (2012) Industrial Steel Carts & Safety Cabinets
Novel[2] (2012) Reusable Plastic Crates & Totes
Material Handling
Akro-Mils
Buckhorn
Jamco
Novel
Myers Tire Supply[1] (1933) Tire Service Products Distribution
Sales of Patch Products through Myers Tire Supply Distribution.
Distribution
Myers Tire Supply
Patch Rubber Co.[1] (1946) Tire Repair Patches Plugs, Chemicals
Buckhorn Rubber Products[2] (1987) Custom-Molded Rubber Products
Ameri-Kart[2] (1995) Custom Roto-Molded Products
WEK & Michigan Rubber[2] (2004) Custom Plastic & Rubber Parts for Automotive
Engineered Products
Ameri-Kart
Patch Rubber
WEK

Legend:

- Formation of Distribution Business
- Formation of Material Handling Business
- Formation of Lawn and Garden Business
- Formation of Engineered Products Business

[1] Businesses Created

[2] Major Companies or Assets Acquired by Myers Industries

Secondary Acquisitions Not Shown (Absorbed into other operations): Molded Solutions (rubber products, 1997); raaco Intl (plastic containers, 1998); Kadon (plastic containers, 1998); Sherwood Plastics (custom plastics, 1998); Best Plastics (custom plastics, 2000); Amerikan (plastic nursery containers, 2009)

Divestitures

Allibert Equipment & raaco Intl
Divested (2007)
Exit Non-Synergistic European Businesses

Buckhorn Rubber & Michigan Rubber
Divested (2009)
Exit Volatile Truck/Auto Businesses

Portfolio Evolution 19

Material Handling Index
Annual rate of change
60.0
50.0
40.0
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
2008
2009
2010
2011
2012
2013
2014
Shipments
Orders

Macro Indicators 20 Material Handling MHEM (Material Handling Equipment) Index Source: Material Handling Industry Feb 2014 Forecast

NAHB Housing Forecast
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
40.0
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
(50.0)
Housing Activity (000)
Annual Rate of Change
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Total Housing Starts
Single Family
% Change

Consumer Sentiment
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
40.0
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
Index
Percent Change (y/y)
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Index
Index % Change Y/Y

Macro Indicators 21 Lawn & Garden Housing Starts; Consumer Sentiment Sources: National Association of Home Builders (NAHB), Jan 2014; Thomson Reuters/University of Michigan, Feb 2014

Key Indicators for the Tire Market
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013F
2014F
Miles Driven (B)
Repl Tire Shipments
Gasoline Sales (Gal/B)

Macro Indicators 22 Distribution Replacement Tire Shipments; Miles Driven; Fuel Prices Source: JP Morgan, RMA, Energy Information Administration, Feb 2014

RV Shipments
Units (000)
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
60
50
40
30
20
10
0
(10)
(20)
(30)
(40)
Annual Rate of Change (%)
13.2
10.7
6.1
2005 2006 2007 2008 2009 2010 2011 2012 2013F 2014F
RV Unit Shipments (000)
% Change from P/Y

Autos and Light Truck Assemblies
Autos and light truck assemblies; s.a.
Annual Rate of Change
12.00
10.00
8.00
6.00
4.00
2.00
0.00
million units
80.0
60.0
40.0
20.0
0.0
-20.0
-40.0
-60.0
-80.0
Annual Rate of Change
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
2010 Q2
2010 Q3
2010 Q4
2011 Q1
2011 Q2
2011 Q3
2011 Q4
2012 Q1
2012 Q2
2012 Q3
2012 Q4
2013 Q1
2013 Q2
2013 Q3

Macro Indicators 23 Engineered Products RVIA; Motor Vehicle and Parts Production Sources: RVIA Forecasts, Dec 2013; FRB G17 Release, Feb 2014

MYERS INDUSTRIES, INC.

Leadership Brands Helping Customers Grow!